SPDR SERIES TRUST

SPDR Bloomberg Emerging Markets Local Bond ETF

SPDR Bloomberg International Corporate Bond ETF

SPDR Bloomberg International Treasury Bond ETF

SPDR Bloomberg Short Term International Treasury Bond ETF

SPDR FTSE International Government Inflation-Protected Bond ETF

(each, a “Fund”)

Supplement dated April 16, 2026 to the Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 30, 2025, as may be supplemented from time to time

Effective April 30, 2026 (the “Effective Date”), each Fund’s name will change. Accordingly, as of the Effective Date, all references to each Fund in the Prospectus, Summary Prospectuses and SAI will be updated as follows:

Current Fund Name	New Fund Name
SPDR Bloomberg Emerging Markets Local Bond ETF	State Street® SPDR® Bloomberg Emerging Markets Local Bond ETF
SPDR Bloomberg International Corporate Bond ETF	State Street® SPDR® Bloomberg International Corporate Bond ETF
SPDR Bloomberg International Treasury Bond ETF	State Street® SPDR® Bloomberg International Treasury Bond ETF
SPDR Bloomberg Short Term International Treasury Bond ETF	State Street® SPDR® Bloomberg Short Term International Treasury Bond ETF
SPDR FTSE International Government Inflation-Protected Bond ETF	State Street® SPDR® FTSE International Government Inflation-Protected Bond ETF

These changes will not result in any changes to a Fund’s Investment Objective,

Principal Investment Strategies or Principal Risks of Investing in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

041626SUPP1